                                                                    Exhibit 99.2


         JACO ELECTRONICS, INC. AND SUBSIDIARIES AND THE DISTRIBUTION
                      DIVISION OF REPTRON ELECTRONICS, INC.
                                  INTRODUCTION
                                   (UNAUDITED)

The unaudited pro forma condensed consolidated financial statements have been prepared to illustrate the effect of the Asset Purchase Agreement dated as of May 19, 2003, as amended by the First Amendment to the Asset Purchase Agreement dated as of June 2, 2003 by and between the Company and Reptron.

The unaudited pro forma condensed consolidated balance sheet at March 31, 2003 is based on the historical consolidated balance sheet of Jaco Electronics, Inc. ("Jaco") as of March 31, 2003 and the historical balance sheet of the distribution division of Reptron Electronics, Inc. ("Reptron") as of March 31, 2003 and assumes that the asset purchase agreement occurred on March 31, 2003. The purchase price consisted of a cash payment of approximately $5.6 million at closing (subject to post closing adjustments), plus the assumption of certain liabilities of reptron. To finance the transaction, the company used its existing credit facility.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 2003 and the year ended June 30, 2002 are based on the historical consolidated statements of operations of Jaco Electronics, Inc. and the historical statements of operations of the distribution division of Reptron Electronics, Inc. for the nine months ended March 31, 2003 and the twelve months ended June 30, 2002 and combines their results as if the acquisition had occurred on July 1, 2002 and July 1, 2001, respectively.

The pro forma adjustments are based on preliminary assumptions of the allocation of the purchase price and are subject to revision upon final settlement of all purchase price adjustments and the completion of evaluations made on the fair value of the assets acquired and liabilities assumed. As a result, the final allocation of the fair value of assets and liabilities assumed in connection with the acquisition may differ from that presented herein. The pro forma adjustments do not include any potential benefits that might result from the elimination of duplicate costs.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the actual results that would have been reported if the acquisition occurred on the dates indicated nor do they purport to be indicative of the results which may be obtained in the future. In the opinion of management all adjustments necessary to present fairly such pro forma condensed consolidated financial statements have been made.

The pro forma condensed consolidated financial statements should be read in conjunction with Jaco Electronics, Inc.'s Form 10-K for the fiscal year ended June 30, 2002.

    JACO ELECTRONICS, INC. AND SUBSIDIARIES AND THE DISTRIBUTION DIVISION
                          OF REPTRON ELECTRONICS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2003
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                                                 Historical                  Pro Forma
                                                           --------------------    -----------------------------
                                                             Jaco       Reptron     Adjustments     Consolidated
                                                           ---------    -------    -------------    ------------
ASSETS
Current Assets
   Cash                                                    $      64                                $     64
   Restricted Cash                                               800                                     800
   Marketable securities                                         574                                     574
   Accounts receivable - net                                  27,751    $11,303    $(11,303) (A)      27,751
   Inventories                                                35,739     12,333      (2,500) (A)      40,239
                                                                                     (5,333) (B)
   Prepaid expenses and other                                  1,062        244        (244) (A)       1,062
   Prepaid and refundable income taxes                         1,107                                   1,107
   Deferred income taxes                                       2,078                                   2,078
                                                           ---------    -------    ---------        --------
          Total current assets                                69,175     23,880     (19,380)          73,675
Property, plant and equipment - net                            5,405                     600 (B)       6,005
Deferred income taxes                                            436      2,179      (2,179) (A)         436
Excess of cost over net assets acquired - net                 22,363                   2,836 (B)      25,199
Other assets                                                   2,671         49         (49) (A)       4,271
                                                                                       1,600 (B)
                                                           ---------    -------    ---------        --------
Total assets                                               $ 100,050    $26,108    $(16,572)        $109,586
                                                           =========    =======    =========        ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
   Accounts payables                                       $  25,572     $6,644    $ (3,222) (A)     $28,994
   Accrued expenses                                            2,230      1,373      (1,186) (A)       2,767
                                                                                         350 (B)
   Current maturities of long-term debt and capitalized
        lease obligations                                        721                                     721
   Accrued restructuring costs                                              566        (566) (A)           -
                                                           ---------    -------    ---------        --------
          Total current liabilities                           28,523      8,583      (4,624)          32,482
Long-term debt and capitalized lease obligations              23,872                   5,577 (C)      29,449
Deferred compensation                                            938                                     938
SHAREHOLDERS' EQUITY
   Common stock                                                  643                                     643
   Additional paid-in capital                                 25,152                                  25,152
   Retained earnings                                          23,315     17,525     (11,301) (A)      23,315
                                                                                       (647) (B)
                                                                                     (5,577) (C)
   Accumulated other comprehensive loss                         (78)                                    (78)
   Treasury stock                                            (2,315)                                 (2,315)
                                                           ---------    -------    ---------        --------
    Total shareholders' equity                                46,717     17,525     (17,525)          46,717
                                                           ---------    -------    ---------        --------
Total liabilities and shareholders' equity                 $ 100,050    $26,108    $(16,572)        $109,586
                                                           =========    =======    =========        ========


See accompanying notes to pro forma condensed financial statements.

          JACO ELECTRONICS, INC. AND SUBSIDIARIES AND THE DISTRIBUTION
                     DIVISION OF REPTRON ELECTRONICS, INC.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2003
                                   (UNAUDITED)

(A) To reflect the elimination of the value of assets and liabilities not acquired in connection with the acquisition of the Distribution Division of Reptron Electronics, Inc.


(B) The preliminary purchase price, exclusive of related fees and expenses, of $9.2 million is based on the terms and conditions of the Asset Purchase Agreement. The Company utilized its existing credit facility to finance the consideration for the Transaction.



The purchase price has initially been allocated as follows:

Purchase price paid in cash                            $   5,577,000
Less:   Operating assets acquired
             Inventories                                  (4,500,000)
             Fixed assets                                   (600,000)
        Identifiable intangibles
             Franchise agreements                         (1,600,000)
Plus:   Liabilities assumed                                3,609,000
        Estimated transaction costs                          350,000
                                                       -------------
        Goodwill                                       $   2,836,000
                                                       =============

(C) To record the cash purchase price which was financed by additional borrowings under the Company's existing credit facility.

          JACO ELECTRONICS, INC. AND SUBSIDIARIES AND THE DISTRIBUTION
                      DIVISION OF REPTRON ELECTRONICS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                   Historic                       Pro Forma
                                                          ---------------------------    --------------------------
                                                            Jaco           Reptron        Adjustments   Consolidated
                                                          ----------    -------------    ------------    ----------
Net sales                                                 $  162,630    $  71,657                        $  234,287
Cost of goods sold                                           142,213       72,850 (1)                       215,063
                                                          ----------    ---------        -------         ----------
   Gross profit (loss)                                        20,417       (1,193)                           19,224
Selling, general and administrative expenses                  22,044       21,945        $  (581) (B)        43,498
                                                                                              90 (C)
Impairment                                                                  5,067 (1)                         5,067
                                                          ----------    ---------        -------         ----------
   Operating loss                                             (1,627)     (28,205)           491            (29,341)
   Interest expense                                            1,123        1,942            167 (D)          3,232
                                                          ----------    ---------        -------         ----------
   Loss before income taxes                                   (2,750)     (30,147)           324            (32,573)
Income tax benefit                                              (962)                        (90) (E)        (1,052)
                                                          ----------    ---------        -------         ----------
   Net loss                                               $   (1,788)   $ (30,147)       $   414         $  (31,521)
                                                          ==========    =========        =======         ==========
Net loss per common share:
Basic and diluted                                         $    (0.31)                                    $    (5.44)
                                                          ==========                                     ==========
Weighted average common shares outstanding:
Basic and diluted                                          5,789,068                                      5,789,068
                                                          ==========                                     ==========


(1) During the nine months ended March 31, 2003, Reptron Electronics, Inc. made the determination to dispose of the Distribution Division. Upon this determination and based on the expected sales proceeds, Reptron recorded impairments of $3.3 million related to goodwill and $1.8 million related to property, plant and equipment. In addition, Reptron recognized in cost of goods sold a charge of $10.4 million related to inventory reserves, which was based on the anticipated sales proceeds.


See accompanying notes to pro forma condensed financial statements.

          JACO ELECTRONICS, INC. AND SUBSIDIARIES AND THE DISTRIBUTION
                     DIVISION OF REPTRON ELECTRONICS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2002
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                   Historic                       Pro Forma
                                                          ---------------------------    --------------------------
                                                            Jaco           Reptron        Adjustments   Consolidated
                                                          ----------    -------------    ------------    ----------
Net sales                                                 $  194,106    $ 140,177                        $  334,283
Cost of goods sold                                           166,133      115,927                           282,060
                                                          ----------    ---------        -------         ----------
   Gross profit                                               27,973       24,250             --             52,223
Selling, general and administrative expenses                  33,562       35,004        $  (122) (A)        67,401
                                                                                          (1,163) (B)
                                                                                             120  (C)
                                                          ----------    ---------        -------         ----------
   Operating loss                                             (5,589)     (10,754)         1,165            (15,178)
   Interest expense                                            2,223        2,825            223 (D)          5,271
                                                          ----------    ---------        -------         ----------
   Loss before income taxes                                   (7,812)     (13,579)           942            (20,449)
Income tax benefit                                            (2,768)      (1,622)            34 (E)         (4,356)
                                                          ----------    ---------        -------         ----------
   Net loss                                               $   (5,044)   $ (11,957)       $   908         $  (16,093)
                                                          ==========    =========        =======         ==========
Net loss per common share:
Basic and diluted                                         $    (0.88)                                    $    (2.82)
                                                          ==========                                     ==========
Weighted average common shares outstanding:
Basic and diluted                                          5,713,365                                      5,713,365
                                                          ==========                                     ==========


See accompanying notes to pro forma condensed financial statements.

         JACO ELECTRONICS, INC. AND SUBSIDIARIES AND THE DISTRIBUTION
                    DIVISION OF REPTRON ELECTRONICS, INC.
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
  FOR THE NINE MONTHS ENDED MARCH 31, 2003 AND THE YEAR ENDED JUNE 30, 2002
                                 (UNAUDITED)


Jaco does expect to achieve operating efficiencies from the acquisition. It is anticipated that cost savings will result principally from such areas as warehousing, administration and operations. Such anticipated cost savings have not been reflected in the accompanying unaudited pro forma condensed consolidated statements of operations.

(A) To reflect the elimination of the amortization of goodwill by Reptron for the year ended June 30, 2002.

(B) To reflect the elimination of depreciation and amortization of property, plant and equipment recognized by Reptron for the nine months ended March 31, 2003 and for the year ended June 30, 2002.

(C) To reflect the projected depreciation and amortization of property, plant and equipment acquired in connection with the transaction. Upon consummation of the Transaction by the company, the fair value of the fixed assets acquired was $600,000 with annual depreciation projected to be $120,000.

(D) To reflect the net increase in interest expense resulting from the additional borrowings under the Company's existing credit facility.

                                                      Nine months ended         Year ended
                                                        March 31, 2003        June 30, 2002
                                                        --------------        -------------
Interest on additional borrowings of $5,577,000
   assuming an interest rate of 4.0%                      $  167,000            $ 223,000
                                                          ==========            =========

         An 1/8% variance in interest rates will impact pre-tax earnings by approximately $7,000.

(E) To reflect the estimated income tax (benefit) provision on the deductable pro forma adjustments.